DREYFUS U.S. TREASURY RESERVES
LETTER TO SHAREHOLDERS
Letter to Shareholders
Dear Shareholder:
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    We are pleased to report the performance for Dreyfus U.S. Treasury
Reserves for the 12- month period ended October 31, 1997, as shown in the following table:
                                                                        Yield                   Effective Yield*
                                                                   ______________                _____________
           Investor Shares........................                       4.78%                       4.88%
           Class R Shares.........................                       4.98%                       5.10%
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ECONOMIC ENVIRONMENT
Steady Growth, Low Inflation Continues
    The U.S. economy maintained its ongoing strength during the 12-month reporting period. While growth of the Gross Domestic Product (GDP) slowed slightly during second-quarter 1997 to 3.3% from 4.9% in the first quarter, most summer and fall statistics continued to indicate healthy growth. The
Index of Leading Economic Indicators rose solidly in July and August, as did retail spending, construction spending, and industrial production. In fact, despite the UPS strike - when some companies may have slowed output due to nonshipment of parts needed for their production lines - recent production gains have been vigorous enough to surpass the torrid pace of capacity expansion. October's Index of Leading Economic Indicators was also up for the sixth straight month. While September did produce a spate of slightly weaker economic indicators, most analysts view this as another of the short lulls that have marked this expansion since it began.
    In the past, robust economic growth has been a traditional harbinger of higher inflation. However, this expansion has not followed suit, thus far.
Consumer prices - excluding food and energy costs, which fluctuate  a lot -
have risen at a scant 2.2% annual rate this year, down from 2.6% last year.
However, there are hints that pressures may be building. Energy prices have moved up and labor markets remain tight, with the nation's unemployment rate in October hitting a 24-year low of 4.7%. On the one hand, these factors, along with the labor-friendly UPS strike settlement, could push up inflation and prompt the Federal Reserve Board (the "Fed") to tighten short-term interest rates in response. On the other hand, the Asian financial crisis could help keep inflation down.
The Fed Remains Patient: Inflation Stays Low
    While volatility in the financial markets continues to reflect investor sensitivity to inflationary pressures, the Fed has not raised short-term interest rates since its March meeting. Although the "persistent strength in demand" cited by Fed officials as a key reason for their March interest-rate tightening continued throughout the period, inflation remained at bay and the
Fed found no compelling reason to act again. Then, in his October 8 congressional testimony, Fed Chairman Alan Greenspan warned that the nation's economy was still growing too fast, implying that the Fed might need to raise short-term rates in order to cool it off. In public comments following the onset of the Asian financial crisis and the late-October stock market correction, however, Greenspan adopted a more conciliatory tone, making it fairly clear that these developments have lessened the chances of a Fed tightening for at least several months.
MARKET ENVIRONMENT
Falling Rates, as Investors Become Confident of No Fed Action
    After rising in the early months of the12-month reporting period, interest rates on U.S. Treasury securities fell steadily during the second and third quarters of 1997. For example, yields on three-month Treasury bills fell 20 basis points between 4/1/97 and 9/30/97, while yields on six-month
Treasuries fell 34 basis points, and yields on one-year Treasury bills  fell
53 basis points. Three factors seemed to be at work. First, there is a growing perception among investors that the
Fed is comfortable with the current inflation picture and willing to live with a strong economy for some time. Second, the robust economy has helped pay down the Federal deficit and reduced the need for borrowing through the issuance of Treasury bills.  Finally, the Asian economic crisis has spurred a flight to quality among foreign banks, stepping up demand for Treasury securities at the same time supply has slowed.
PORTFOLIO OVERVIEW
    As strong demand for U.S. Treasury securities pushed up their prices and lowered their yields, your Fund retained a relatively cautious posture for much of the period. Primarily, this involved maintaining a relatively short average portfolio maturity. As of October 31, 1997, that maturity was approximately 34 days, which compares with an average portfolio maturity of approximately 42 days for comparable U.S. Treasury funds as measured by the
IBC Donoghue's Money Fund Average.
    Once again, repurchase agreements or "repos" played an important role in
Fund performance. The Fund invests in repos that are collateralized by U.S.
Treasury securities. Repos can offer higher yields than direct investments in
U.S. Treasury securities. This remained true during the 12-month period, when heavy demand and low supply of Treasuries pushed down their yields, making repos the highest-yielding area of the market. The repurchase investments also provided enough liquidity to enable the Fund to capture higher overnight rates at quarter-end.
    While generally remaining cautious in the months ahead, currently we plan to extend the portfolio's average maturity and begin purchasing more U.S.
Treasury securities should the technical factors that have been driving the
U.S. Treasury market undergo a correction and the yields on these securities begin to rise.
    We appreciate your continued confidence in the Fund and The Dreyfus
Corporation.
                              Sincerely,

                          [David Hertan signature logo]

                              David Hertan
                              Portfolio Manager
November 18, 1997
New York, N.Y.
*    Effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.
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DREYFUS U.S. TREASURY RESERVES
STATEMENT OF INVESTMENTS                                                                                          OCTOBER 31, 1997

                                                                          Annualized
                                                                           Yield on
                                                                            Date of                Principal
U.S. Treasury Bills-32.2%                                                  Purchase                  Amount              Value
                                                                         -----------              -----------          -----------
    11/13/97...................................................              4.89%               $155,000,000         $154,747,917
    1/22/98....................................................              5.26                  50,000,000           49,408,347
                                                                                                                      ------------
TOTAL U.S. TREASURY BILLS
    (cost $204,156,264)........................................                                                      $204,156,264
                                                                                                                      ============

U.S. Treasury Notes-19.7%

    5.375%, 11/30/97...........................................              5.54%                $35,000,000        $  34,988,252
    7.25%, 2/15/98.............................................              5.39                  60,000,000           60,273,462
    5.125%, 2/28/98............................................              5.10                  15,000,000           14,957,374
    6.125%, 8/31/98............................................              5.58                  15,000,000           15,056,813
                                                                                                                      ------------
TOTAL U.S. TREASURY NOTES
    (cost $125,275,901)........................................                                                       $125,275,901
                                                                                                                      ============

Repurchase Agreements-47.4%
Dean Witter Reynolds Inc.
    Dated 10/31/97, due 11/3/97 in the amount of $125,059,167
(fully collateralized by $98,894,000 U.S. Treasury
Bonds 5.875% to 11.25%, due from 8/31/99 to 2/15/2015,
value $127,171,226)............................................              5.68%               $125,000,000         $125,000,000

First National Bank of Boston
    Dated 10/31/97, due 11/3/97 in the amount of $126,204,709
(fully collateralized by $93,120,000 U.S. Treasury Bonds 6.875%
to 11.25%, due from 8/31/99 to 2/15/2015, value $129, 270,368).              5.68                 126,145,000          126,145,000

HSBC Securities Inc.
    Dated 10/31/97, due 11/3/97 in the amount of $50,023,667
(fully collateralized by $47,558,000 U.S. Treasury Bonds 8.00% to
11.875%, due from 8/15/99 to 11/15/2003, value $51,194,153)....              5.68                  50,000,000           50,000,000
                                                                                                                      ------------
TOTAL REPURCHASE AGREEMENTS
    (cost $301,145,000)........................................                                                       $301,145,000
                                                                                                                      ============

TOTAL INVESTMENTS (cost $630,577,165)................                        99.3%                                    $630,577,165
                                                                             ====                                     ============
CASH AND RECEIVABLES (NET)...........................                          .7%                                    $  4,500,819
                                                                             ====                                     ============
NET ASSETS...........................................                       100.0%                                    $635,077,984
                                                                             ====                                     ============
See notes to financial statements.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF ASSETS AND LIABILITIES                                                                               OCTOBER 31, 1997
                                                                                                     Cost                 Value
                                                                                                 ------------         ------------
ASSETS:                          Investments in securities-See Statement of Investments
                                 (including Repurchase Agreements of $301,145,000)               $630,577,165         $630,577,165
                                 Cash.......................................                                            52,601,326
                                 Interest receivable........................                                             2,087,299
                                                                                                                      ------------
                                                                                                                       685,265,790
                                                                                                                      ------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                             275,324
                                 Due to Distributor.........................                                                    51
                                 Payable for investment securities purchased                                            49,912,431
                                                                                                                      ------------
                                                                                                                        50,187,806
                                                                                                                      ------------
NET ASSETS..................................................................                                          $635,077,984
                                                                                                                      ============
REPRESENTED BY:                  Paid-in capital............................                                          $635,054,619
                                 Accumulated net realized  gain (loss) on investments                                       23,365
                                                                                                                      ------------
NET ASSETS..................................................................                                          $635,077,984
                                                                                                                      ============
                                          NET ASSET VALUE PER SHARE
                                          -------------------------
                                                                                                   Investor             Class R
                                                                                                    Shares               Shares
                                                                                                 ------------         ------------
Net Assets..................................................................                     $112,900,146         $522,177,838
Shares Outstanding..........................................................                      112,899,028          522,155,020
NET ASSET VALUE PER SHARE...................................................                            $1.00                $1.00
                                                                                                         ====                 ====
See notes to financial statements.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income......................                                                 $28,196,556
EXPENSES:                        Management fee-Note 2(a).............                             $2,571,553
                                 Distribution fees (Investor Shares)-Note 2(b)                         75,449
                                                                                                 ------------
                                     Total Expenses...................                                                   2,647,002
                                                                                                                      ------------
INVESTMENT INCOME-NET.................................................                                                  25,549,554
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b).....................                                                      23,365
                                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                                                 $25,572,919
                                                                                                                      ============
See notes to financial statements.

DREYFUS U.S. TREASURY RESERVES
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended           Year Ended
                                                                                             October 31, 1997     October 31, 1996
                                                                                             ----------------     ----------------
OPERATIONS:
    Investment income-net.............................................                      $      25,549,554    $      20,711,504
    Net realized gain (loss) on investments...........................                                 23,365                    -
                                                                                             ----------------     ----------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.                             25,572,919           20,711,504
                                                                                             ----------------     ----------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Investor shares.................................................                             (1,814,464)          (1,270,016)
      Class R shares..................................................                            (23,735,090)         (19,441,488)
    Net realized gain on investments:
      Investor shares.................................................                                      -                 (397)
      Class R shares..................................................                                      -               (5,013)
                                                                                             ----------------     ----------------
          Total Dividends.............................................                            (25,549,554)         (20,716,914)
                                                                                             ----------------     ----------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Investor shares.................................................                            475,560,884          324,250,936
      Class R shares..................................................                          1,621,140,656        2,060,016,760
    Dividends reinvested:
      Investor shares.................................................                              1,416,396            1,205,008
      Class R shares..................................................                             21,156,189           16,026,655
    Cost of shares redeemed:
      Investor shares.................................................                           (385,904,562)        (325,014,906)
      Class R shares..................................................                         (1,584,443,908)      (2,011,609,264)
                                                                                             ----------------     ----------------
          Increase (Decrease) in Net Assets from Capital Stock Transactions                       148,925,655           64,875,189
                                                                                             ================     ================
            Total Increase (Decrease) in Net Assets...................                            148,949,020           64,869,779

NET ASSETS:
    Beginning of Period...............................................                            486,128,964          421,259,185
                                                                                             ----------------     ----------------
    End of Period.....................................................                       $    635,077,984      $   486,128,964
                                                                                             ================     ================



See notes to financial statements.
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DREYFUS U.S. TREASURY RESERVES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                              Investor Shares
                                                               --------------------------------------------
                                                                          Year Ended October 31,
                                                               --------------------------------------------
PER SHARE DATA:                                                  1997         1996         1995        1994(1)(2)
                                                                 ----         ----         ----        ----
    Net asset value, beginning of period...................     $1.00        $1.00        $1.00       $1.00
                                                                 ----         ----         ----        ----
    Investment Operations:
    Investment income-net..................................      .048         .046         .049        .020
                                                                 ----         ----         ----        ----
    Distributions:
    Dividends from investment income-net...................     (.048)       (.046)       (.049)      (.020)
                                                                 ----         ----         ----        ----
    Net asset value, end of period.........................     $1.00        $1.00        $1.00       $1.00
                                                                 ====         ====         ====        ====
TOTAL INVESTMENT RETURN....................................      4.89%        4.74%        5.02%       1.96%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................       .70%         .70%         .70%        .70%(4)
    Ratio of net investment income to average net assets...      4.81%        4.64%        4.92%       3.42%(4)
    Net Assets, end of period (000's Omitted)..............  $112,900      $21,826      $21,386      $1,324

(1) The Fund commenced selling Investor shares on April 18, 1994.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3) Not annualized.
(4) Annualized.
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See notes to financial statements.

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DREYFUS U.S. TREASURY RESERVES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                  Class R Shares
                                                              ----------------------------------------------------
                                                                               Year Ended October 31,
                                                              ----------------------------------------------------
PER SHARE DATA:                                               1997        1996        1995        1994(1)(2)  1993
                                                              ----        ----        ----        ----        ----
    Net asset value, beginning of period.........            $1.00       $1.00       $1.00       $1.00       $1.00
                                                              ----        ----        ----        ----        ----
    Investment Operations:
    Investment Income-net........................             .050        .048        .051        .033(3)     .027
                                                              ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........            (.050)      (.048)      (.051)      (.033)      (.027)
                                                              ----        ----        ----        ----        ----
    Net asset value, end of period...............            $1.00       $1.00       $1.00       $1.00       $1.00
                                                              ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................             5.10%       4.94%       5.23%       3.37%       2.77%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......              .50%        .50%        .50%        .50%(4)     .50%(5)
    Ratio of net investment income to average net assets      4.98%       4.79%       5.14%       3.62%       2.74%
    Net Assets, end of period (000's Omitted)....         $522,178    $464,303    $399,873    $228,797     $69,785


(1) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(2) The Fund commenced selling Investor shares on April 18, 1994. Those shares outstanding prior to April 4, 1994 were designated as Trust shares.
Effective October 17, 1994, the Fund's Trust shares were reclassified as
Class R shares.
(3) Net investment income before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was $0.0323.
(4) Annualized expense ratio before expenses reimbursed by the investment adviser for the year ended October 31, 1994 was 0.59%.
(5) For the year ended October 31, 1993, the investment adviser reimbursed expenses of the Fund amounting to $.0040 per share.
See notes to financial statements.
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DREYFUS U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus U.S. Treasury Reserves (the "Fund") is a series of The
Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon
Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 1 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's
Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

DREYFUS U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors
(including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each Director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel
Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid by the Manager to the non-interested Directors.
    (b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The
Class R shares bear no distribution fee. During the period October 31, 1997, the Fund was charged $75,449 for Investor shares pursuant to the Plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

DREYFUS U.S. TREASURY RESERVES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the line of credit.

DREYFUS U.S. TREASURY RESERVES
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodi an. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc.
as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.



New York, New York
December 17, 1997



DREYFUS U.S. TREASURY RESERVES
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates
24.26% of the ordinary income dividends paid during its fiscal year ended
October 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS U.S. TREASURY RESERVES
200 Park Avenue
New  York,  NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New  York,  NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer,  Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                       326/726AR9710
Registration Mark
[Dreyfus logo]
U.S. Treasury
Reserves
Annual Report
October 31, 1997